3rd Quarter 2017 Earnings Highlights October 26, 2017 Michael C. Rechin President Chief Executive Officer Mark K. Hardwick Executive Vice President Chief Financial Officer Chief Operating Officer John J. Martin Executive Vice President Chief Credit Officer

This presentation contains forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements can often, but not always, be identified by the use of words like “believe”, “continue”, “pattern”, “estimate”, “project”, “intend”, “anticipate”, “expect” and similar expressions or future or conditional verbs such as “will”, would”, “should”, “could”, “might”, “can”, “may”, or similar expressions. These forward-looking statements include, but are not limited to, statements relating to First Merchants’ goals, intentions and expectations; statements regarding the First Merchants’ business plan and growth strategies; statements regarding the asset quality of First Merchants’ loan and investment portfolios; and estimates of First Merchants’ risks and future costs and benefits. These forward-looking statements are subject to significant risks, assumptions and uncertainties that may cause results to differ materially from those set forth in forward-looking statements, including, among other things: possible changes in economic and business conditions; the existence or exacerbation of general geopolitical instability and uncertainty; the ability of First Merchants to integrate recent acquisitions and attract new customers; possible changes in monetary and fiscal policies, and laws and regulations; the effects of easing restrictions on participants in the financial services industry; the cost and other effects of legal and administrative cases; possible changes in the credit worthiness of customers and the possible impairment of collectability of loans; fluctuations in market rates of interest; competitive factors in the banking industry; changes in the banking legislation or regulatory requirements of federal and state agencies applicable to bank holding companies and banks like First Merchants’ affiliate bank; continued availability of earnings and excess capital sufficient for the lawful and prudent declaration of dividends; changes in market, economic, operational, liquidity, credit and interest rate risks associated with the First Merchants’ business; and other risks and factors identified in each of First Merchants’ filings with the Securities and Exchange Commission. First Merchants undertakes no obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed in this presentation or press release. In addition, the company’s past results of operations do not necessarily indicate its anticipated future results. NON-GAAP FINANCIAL MEASURES These slides contain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of the registrant’s historical or future financial performance, financial position or cash flows that excludes amounts, or is subject to adjustments that have the effect of excluding amounts, that are included in the most directly comparable measure calculated and presented in accordance with GAAP in the statement of income, balance sheet or statement of cash flows (or equivalent statements) of the issuer; or includes amounts, or is subject to adjustments that have the effect of including amounts, that are excluded from the most directly comparable measure so calculated and presented. In this regard, GAAP refers to generally accepted accounting principles in the United States. Pursuant to the requirements of Regulation G, First Merchants Corporation has provided reconciliations within the slides, as necessary, of the non-GAAP financial measure to the most directly comparable GAAP financial measure. 2 Forward-Looking Statements

3 3rd Quarter 2017 Financial Highlights  Earnings Per Share of $.50  $24.4 Million of Net Income, a 15.7% Increase over 3Q2016  Includes $7.9 Million in Acquisition Expenses, or $.11 Per Share  Total Assets of $9.0 Billion, Grew by 28.9% over 3Q2016  $16.62 Tangible Book Value Per Share, a 6.5% Annualized Increase from December 31, 2016

4 3rd Quarter 2017 Performance Highlights  Winning Market Strategy Delivering Consistent Organic Growth:  Organic Loan Growth of $145 Million, a 9.2% Annualized Growth Rate  Organic Non-Brokered Deposit Growth of $75 Million, a 4.6% Annualized Growth Rate  Grew Net-Interest Income to $74.4 Million, a 29% Increase over 3Q2016  Completed Acquisition of Independent Alliance Banks, Inc. on July 14, 2017  Completed Integration of The Arlington Bank on August 18, 2017

Mark K. Hardwick Executive Vice President Chief Operating Officer and Chief Financial Officer

Total Assets 2015 2016 Q1-’17 Q2-’17 Q3-’17 1. Investments $1,277 $1,305 $1,327 $1,343 $1,469 2. Loans Held for Sale 10 3 1 4 5 3. Loans 4,694 5,140 5,275 5,613 6,483 4. Allowance (62) (66) (68) (70) (73) 5. Goodwill & Intangibles 260 259 258 310 479 6. BOLI 201 202 203 200 222 7. Other 381 369 330 405 464 8. Total Assets $6,761 $7,212 $7,326 $7,805 $9,049 Annualized Asset Growth 6.7% 34.0%* 6 *Annualized from 12.31.2016

Commercial & Industrial 22.1% Commercial Real Estate Owner- Occupied 10.4% Commercial Real Estate Non-Owner Occupied 25.4% Construction Land & Land Development 7.7% Agricultural Land 3.8% Agricultural Production 1.8% Public Finance/Other Commercial 5.1% Residential Mortgage 14.5% Home Equity 7.8% Other Consumer 1.4% QTD Yield = 4.81% YTD Yield = 4.70% Total Loans = $6.5 Billion Loan and Yield Detail (as of 9/30/2017) 7

Mortgage-Backed Securities 29% Collateralized Mortgage Obligations 22% U. S. Agencies 1% Corporate Obligations 2% Tax-Exempt Municipals 46% Investment Portfolio (as of 9/30/2017)  $1.5 Billion Portfolio  Modified duration of 4.9 years  Tax equivalent yield of 3.88%  Net unrealized gain of $23.4 Million 8

2015 2016 Q1-’17 Q2-’17 Q3-’17 1. Customer Non-Maturity Deposits $4,096 $4,428 $4,426 $4,724 $5,448 2. Customer Time Deposits 880 747 789 875 1,088 3. Brokered Deposits 314 381 420 418 375 4. Borrowings 446 572 587 581 656 5. Other Liabilities 51 60 53 49 66 6. Hybrid Capital 123 122 122 123 133 7. Common Equity 851 902 929 1,035 1,283 8. Total Liabilities and Capital $6,761 $7,212 $7,326 $7,805 $9,049 9 Total Liabilities and Capital ($ in Millions)

Deposit Detail (as of 9/30/2017) QTD Cost = .52% YTD Cost = .46% Total = $6.9 Billion 10 Demand Deposits 52% Savings Deposits 27% Certificates & Time Deposits of >$100,000 7% Certificates & Time Deposits of <$100,000 9% Brokered Deposits 5%

11.31% 11.49% 11.42% 11.39% 11.05% 11.10% 11.16% 11.11% 11.03% 9.17% 9.08% 9.26% 9.43% 9.48% 9.24% 9.50% 9.68% 9.39% 14.85% 14.94% 14.79% 14.67% 14.18% 14.21% 14.24% 14.01% 13.76% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% 15.00% 16.00% 17.00% 18.00% 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 Total Risk-Based Capital Ratio (Target = 13.50%) Common Equity Tier 1 Capital Ratio (Target = 10.00%) Tangible Common Equity Ratio (TCE) (Target = 8.50%) 11 Capital Ratios (Target) (Target) (Target)

12 Net Interest Margin ` NET INTEREST MARGIN Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Net Interest Income - FTE ($millions) $ 53.3 $ 53.2 $ 57.6 $ 59.2 $ 61.1 $ 62.1 $ 64.9 $ 67.2 $ 78.9 Fair Value Accretion $ 2.0 $ 1.9 $ 2.5 $ 3.2 $ 3.8 $ 2.9 $ 4.3 $ 2.3 $ 3.2 Tax Equivalent Yield on Earning Assets 4.30% 4.20% 4.28% 4.30% 4.37% 4.32% 4.42% 4.44% 4.56% Cost of Supporting Liabilities 0.45% 0.45% 0.45% 0.44% 0.43% 0.42% 0.44% 0.49% 0.53% Net Interest Margin 3.85% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 4.03% Fair Value Accretion Effect 0.14% 0.13% 0.17% 0.21% 0.24% 0.18% 0.26% 0.14% 0.17% 3.85% 3.75% 3.83% 3.86% 3.94% 3.90% 3.98% 3.95% 4.03% 2.80% 3.00% 3.20% 3.40% 3.60% 3.80% 4.00% 4.20% $44 $48 $52 $56 $60 $64 $68 $72 $76 $80 Q3 - '15 Q4 - '15 Q1 - '16 Q2 - '16 Q3 - '16 Q4 - '16 Q1 - '17 Q2 - '17 Q3 - '17 Net Interest Income - FTE ($millions) Net Interest Margin

13 Non-Interest Income – – – – – – – – ($ in Millions) 2015 2016 Q1-’17 Q2-’17 Q3-’17 1. Service Charges on Deposit Accounts $16.2 $17.8 $ 4.2 $ 4.4 $ 5.0 2. Wealth Management Fees 11.3 12.6 3.4 3.4 3.8 3. Insurance Commission Income 4.1 4. Card Payment Fees 13.4 15.0 3.7 4.2 4.1 5. Cash Surrender Value of Life Ins 2.9 4.3 0.9 3.0 1.6 6. Gains on Sales Mortgage Loans 6.5 7.1 1.3 1.6 2.3 7. Securities Gains/Losses 2.7 3.4 0.6 0.6 0.3 8. Gain on Sale of Insurance Subsidiary 8.3 9. Gain on Cancellation of Trust Preferred Debt 1.3 10. Other 3.1 5.0 0.8 1.2 1.6 11. Total $69.8 $65.2 $14.9 $18.4 $18.7 – – – – – – – – – -I t r st In – – – 13

14 Non-Interest Expense 2015 2016 Q1-’17 Q2-’17 Q3-’17 1. Salary & Benefits $101.9 $102.6 $ 25.7 $ 27.1 $ 33.2 2. Premises & Equipment 25.5 29.5 7.0 6.9 7.9 3. Intangible Asset Amortization 2.8 3.9 0.9 1.0 1.7 4. Professional & Other Outside Services 9.9 6.5 1.7 3.3 5.8 5. OREO/Credit-Related Expense 3.9 2.9 0.5 0.7 0.3 6. FDIC Expense 3.7 3.0 0.6 0.6 0.7 7. Outside Data Processing 7.1 9.2 2.6 3.1 3.2 8. Marketing 3.5 3.0 0.6 0.8 1.0 9. Other 16.5 16.7 3.5 3.8 4.9 10. Non-Interest Expense $174.8 $177.3 $43.1 $47.3 $58.7 ($ in Millions) * * * *Includes acquisition-related expenses of $0.4 in Q1-’17; $2.5 in Q2-’17; and $7.9 in Q3-’17

15 2015 2016 Q1-’17 Q2-’17 Q3-’17 1. Net Interest Income $196.4 $226.5 $ 61.0 $ 63.1 $ 74.4 2. Provision for Loan Losses (0.4) (5.7) (2.4) (2.9) (2.1) 3. Net Interest Income after Provision 196.0 220.8 58.6 60.2 72.3 4. Non-Interest Income 69.8 65.2 14.9 18.4 18.7 5. Non-Interest Expense (174.8) (177.3) (43.1) (47.3) (58.7) 6. Income before Income Taxes 91.0 108.7 30.4 31.3 32.3 7. Income Tax Expense (25.6) (27.6) (7.2) (7.2) (7.9) 8. Net Income Avail. for Distribution $ 65.4 $ 81.1 $ 23.2 $ 24.1 $ 24.4 9. EPS $ 1.72 $ 1.98 $ 0.56 $ 0.57 $ 0.50 10. Efficiency Ratio 61.19% 56.51% 52.61% 53.61% 58.30% Earnings ($ in Millions)

2016 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .43 $ .49 $ .51 $ .55 $ 1.98 2. Dividends $ .11 $ .14 $ .14 $ .15 $ .54 3. Tangible Book Value $15.02 $15.53 $15.86 $15.85 2017 Q1 Q2 Q3 Q4 Total 1. Earnings Per Share $ .56 $ .57 $ .50 – $ 1.63 2. Dividends $ .15 .18 .18 – $ .51 3. Tangible Book Value $16.49 $16.97 $16.62 – 16 Per Share Results

$9.21 $9.64 $10.95 $12.17 $13.65 $14.68 $15.85 $16.62 Dividends and Tangible Book Value 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 0.18 .11 .01 .03 .05 .14 .15 1.68% Forward Dividend Yield 31.3% YTD Dividend Payout Ratio = Quarterly Dividends Tangible Book Value .08 17 .18

John J. Martin Executive Vice President and Chief Credit Officer

19 Loan Portfolio Trends ($ in Millions) FMB 2015 2016 Q1-'17 Q2-'17 Q3-'17 1 iAB Q3-'17 $ 1 $ % 1. Commercial & Industrial 1,057$ 1,195$ 1,259$ 1,290$ 1,325$ 111$ 1,436$ 35$ 146$ 11.3% 2. Construction, Land and Land Development 367 419 337 442 458 41 499 16 57 12.9% 3. CRE Non-Owner Occupied 1,090 1,272 1,423 1,444 1,507 141 1,648 63 204 14.1% 4. CRE Owner Occupied 554 531 549 577 555 120 675 (22) 98 17.0% 5. Agricultural Production 98 80 77 76 79 39 118 3 42 55.3% 6. Agricultural Land 158 149 146 147 145 103 248 (2) 101 68.7% 7. Residential Mortgage 786 739 738 848 834 105 939 (14) 91 10.7% 8. Home Equity 349 419 424 436 464 38 502 28 66 15.1% 9. Public Finance/Other Commercial 160 258 244 274 310 22 332 36 58 21.2% 10. Other Consumer 75 78 78 79 81 5 86 2 7 8.9% 11. Total Loans 4,694$ 5,140$ 5,275$ 5,613$ 5,758$ 725$ 6,483$ 145$ 870$ 15.5% 12. Construction Concentration 2 50% 52% 41% 51% 50% 13. Investment RE Concentration 2 197% 211% 215% 216% 215% 1 Excludes acquired iAB loans 2As a % of Risk Based Capital Change Linked Quarter

20 Asset Quality Summary ($ in Millions) FMB 2015 2016 Q1-'17 Q2-'17 Q3-'17 1 iAB Q3-'17 $ 1 $ % 186.1 1. Non-Accrual Loans 31.4$ 30.0$ 27.9$ 27.4$ 26.8$ 5.5$ 32.3$ (0.6)$ 4.9$ 17.9% 2. Other Real Estate 17.3 9.0 8.3 11.9 11.9 - 11.9 - - 0.0% 3. Renegotiated Loans 1.9 4.7 0.9 0.4 0.6 - 0.6 0.2 0.2 50.0% 4. 90+ Days Delinquent Loans 0.9 0.1 0.1 0.6 0.3 0.1 0.4 (0.3) (0.2) (33.3%) 5. Total NPAs & 90+ Days Delinquent 51.5$ 43.8$ 37.2$ 40.3$ 39.6$ 5.6$ 45.2$ (0.7)$ 4.9$ 12.2% 6. Total NPAs & 90+ Days/Loans & ORE 1.1% 0.9% 0.7% 0.7% 0.7% 0.8% 0.7% 7. Classified Assets 171.8$ 174.1$ 173.9$ 148.8$ 127.2$ 42.4$ 169.6$ (21.6)$ 20.8$ 14.0% 8. Specific Reserves 1.8$ 0.9$ 1.2$ 1.2$ 1.8$ 1.8$ 0.6$ 0.6$ 50.0% 1 Excludes acquired iAB loans Change Linked Quarter

21 Non-Performing Asset Reconciliation ($ in Millions) FMB Q4-'16 Q1-'17 Q2-'17 Q3-'17 1 iAB Q3-'17186.1 1. Beginning Balance NPAs & 90+ Days Delinquent 49.9$ 43.8$ 37.2$ 40.3$ 40.3$ Non-Accrual 2. Add: New Non-Accruals 4.3 2.5 10.0 7.2 5.5$ 12.7 3. Less: To Accrual/Payoff/Renegotiated (6.5) (2.6) (2.3) (6.1) - (6.1) 4. Less: To OREO (0.9) (0.5) (6.8) (0.6) - (0.6) 5. Less: Charge-offs (1.0) (1.5) (1.4) (1.1) - (1.1) 6. Increase / (Decrease): Non-Accrual Loans (4.1) (2.1) (0.5) (0.6) 5.5 4.9 Other Real Estate Owned (ORE) 7. Add: New ORE Properties 0.9 0.5 6.8 0.6 - 0.6 8. Less: ORE Sold (1.5) (1.0) (2.8) (0.3) - (0.3) 9. Less: ORE Losses (write-downs) (0.6) (0.2) (0.4) (0.3) - (0.3) 10. Increase / (Decrease): ORE (1.2) (0.7) 3.6 0.0 0.0 0.0 11. Increase / (Decrease): 90+ Days Delinquent (1.5) 0.0 0.5 (0.3) 0.1 (0.2) 12. Increase / (Decrease): Renegotiated Loans 0.7 (3.8) (0.5) 0.2 0.0 0.2 13. Total NPAs & 90+ Days Delinquent Change (6.1) (6.6) 3.1 (0.7) 5.6 4.9 14. Ending Balance NPAs & 90+ Days Delinquent 43.8$ 37.2$ 40.3$ 39.6$ 5.6$ 45.2$ 1 Excludes acquired iAB loans

22 ALLL and Fair Value Summary ($ in Millions) Q4-'16 Q1-'17 Q2-'17 Q3-'17 1. Beginning Allowance for Loan Losses (ALLL) 63.5$ 66.0$ 68.2$ 70.5$ 2. Net Charge-offs (Recoveries) (0.1) 0.2 0.6 (0.8) 3. Provision Expense 2.4 2.4 2.9 2.1 4. Ending Allowance for Loan Losses (ALLL) 66.0 68.2 70.5 73.4 5. ALLL/Non-Accrual Loans 220.1% 244.4% 257.7% 227.4% 6. ALLL/Non-Purchased Loans 1.47% 1.46% 1.45% 1.44% 7. ALLL/Loans 1.28% 1.29% 1.25% 1.13% 8. Fair Value Adjustment (FVA) 34.9$ 30.6$ 29.7$ 50.4$ 9. Total ALLL plus FVA 100.9 98.8 100.2 123.8 10. Purchased Loans plus FVA 700.4 639.3 792.6 1,445.8 11. FVA/Purchased Loans plus FVA 4.99% 4.79% 3.74% 3.49%

23 Portfolio Summary  Strong organic quarterly loan growth of $145 million, led by C&I, Commercial Real Estate, Home Equity and Public Finance. With iAB, loans grew $870 million  Construction and CRE portfolios are 50% and 215% of risk-based capital, respectively; well beneath regulatory guidelines  Provision expense of $2.1 million for growth in loan portfolio with net recoveries of $.8 million  ALLL to Loans of 1.13% and to Non-Purchased Loans of 1.44%

Michael C. Rechin President and Chief Executive Officer

25 Looking Forward . . .  Complete Independent Alliance Bank integration and gain synergies and market expansion opportunities that Arlington Bank and Independent Alliance Bank acquisitions offer; continue to evaluate M&A opportunities for strategic fit  Win in all our markets, in all lines of business; Commercial and Consumer Lending, Deposit Gathering, Payments, Mortgage, and Private Wealth Management; be the service-driven alternative to super- regional bank competitors  Expand specialty finance businesses in asset-based lending, sponsor finance, and public finance  Leverage asset-sensitive balance sheet as interest rates rise  Complete checking account migration to new product set and streamline front and back-office processes; continue implementation of workflow technologies and automation agents for back-office efficiency and operating leverage  Persistently focus on banking center optimization in alignment with digital channels migration  Prepare to successfully cross $10 Billion asset level “Responsive, Knowledgeable, High-Performing”

26 Contact Information First Merchants Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FRME. Additional information can be found at www.FIRSTMERCHANTS.COM Investor inquiries: David L. Ortega Investor Relations Telephone: 765.378.8937 dortega@firstmerchants.com

Appendix

First Merchants Corporation FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

CAPITAL RATIOS (dollars in thousands):

	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17
Total Risk-Based Capital Ratio									
Total Stockholders' Equity (GAAP)	766,984	850,509	867,263	887,550	900,865	901,657	929,470	1,035,116	1,283,120
Adjust for Accumulated Other Comprehensive (Income) Loss*	3,614	1,362	(2,066)	(7,035)	(3,924)	13,581	3,722	(1,384)	6,358
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Add: Qualifying Capital Securities	51,827	55,776	55,236	55,296	55,355	55,415	55,474	55,534	65,864
Less: Tier 1 Capital Deductions	(3,418)	(2,516)	(1,999)	(1,828)	(1,440)	(376)	(80)	(166)	-
Less: Disallowed Goodwill and Intangible Assets	(208,749)	(247,006)	(250,367)	(249,932)	(249,541)	(249,104)	(250,493)	(300,307)	(462,080)
Less: Disallowed Deferred Tax Assets	(1,144)	(1,677)	(2,998)	(2,743)	(2,161)	(564)	(320)	(665)	-
Total Tier 1 Capital (Regulatory)	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137
Qualifying Subordinated Debentures	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000	65,000
Allowance for Loan Losses includible in Tier 2 Capital	62,012	62,453	62,086	62,186	63,456	66,037	68,225	70,471	73,354
Total Risk-Based Capital (Regulatory)	$ 736,001	$ 783,776	$ 792,030	$ 808,369	$ 827,485	$ 851,521	$ 870,873	$ 923,474	$ 1,031,491
Net Risk-Weighted Assets (Regulatory)	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321
Total Risk-Based Capital Ratio (Regulatory)	**14.85%**	**14.94%**	**14.79%**	**14.67%**	**14.18%**	**14.21%**	**14.24%**	**14.01%**	**13.76%**
Common Equity Tier 1 Capital Ratio									
Total Tier 1 Capital (Regulatory)	$ 608,989	$ 656,323	$ 664,944	$ 681,183	$ 699,029	$ 720,484	$ 737,648	$ 788,003	$ 893,137
Less: Qualified Capital Securities	(51,827)	(55,776)	(55,236)	(55,296)	(55,355)	(55,415)	(55,474)	(55,534)	(65,864)
Add: Additional Tier 1 Capital Deductions	3,418	2,516	1,999	1,828	1,440	376	80	166	-
Common Equity Tier 1 Capital (Regulatory)	$ 560,580	$ 603,063	$ 611,707	$ 627,715	$ 645,114	$ 665,445	$ 682,254	$ 732,635	$ 827,273
Net Risk-Weighted Assets (Regulatory)	$ 4,956,737	$ 5,247,617	$ 5,355,827	$ 5,511,557	$ 5,836,806	$ 5,993,381	$ 6,114,112	$ 6,592,710	$ 7,497,321
Common Equity Tier 1 Capital Ratio (Regulatory)	**11.31%**	**11.49%**	**11.42%**	**11.39%**	**11.05%**	**11.10%**	**11.16%**	**11.11%**	**11.03%**

* Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans.

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FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

First Merchants Corporation

FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

TANGIBLE COMMON EQUITY RATIO (dollars in thousands):

	3Q15	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17
Total Stockholders' Equity (GAAP)	$ 766,984	$ 850,509	$ 867,263	$ 887,550	$ 900,865	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120
Less: Preferred Stock	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)
Tangible Common Equity (non-GAAP)	$ 547,356	$ 590,620	$ 605,339	$ 626,603	$ 640,896	$ 642,666	$ 671,382	$ 725,305	$ 804,437
Total Assets (GAAP)	$ 6,189,797	$ 6,761,003	$ 6,798,539	$ 6,906,418	$ 7,022,352	$ 7,211,611	$ 7,326,193	$ 7,805,029	$ 9,049,403
Less: Intangible Assets	(219,503)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)
Tangible Assets (non-GAAP)	$ 5,970,294	$ 6,501,239	$ 6,536,740	$ 6,645,596	$ 6,762,508	$ 6,952,745	$ 7,068,230	$ 7,495,343	$ 8,570,845
Tangible Common Equity Ratio (non-GAAP)	**9.17%**	**9.08%**	**9.26%**	**9.43%**	**9.48%**	**9.24%**	**9.50%**	**9.68%**	**9.39%**

TANGIBLE COMMON EQUITY PER SHARE (dollars in thousands):

	4Q10	4Q11	4Q12	4Q13	4Q14	4Q15	1Q16	2Q16	3Q16	4Q16	1Q17	2Q17	3Q17
Total Stockholders' Equity (GAAP)	$ 454,408	$ 514,467	$ 552,236	$ 634,923	$ 726,827	$ 850,509	$ 867,263	$ 887,550	$ 900,865	$ 901,657	$ 929,470	$ 1,035,116	$ 1,283,120
Less: Preferred Stock	(67,880)	(90,783)	(90,908)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)	(125)
Less: Intangible Assets	(154,019)	(150,471)	(149,529)	(202,767)	(218,755)	(259,764)	(261,799)	(260,822)	(259,844)	(258,866)	(257,963)	(309,686)	(478,558)
Tax Benefit	2,907	2,224	2,249	4,973	6,085	6,278	6,753	6,453	6,204	5,930	5,659	6,941	12,510
Tangible Common Equity, Net of Tax (non-GAAP)	$ 235,416	$ 275,437	$ 314,048	$ 437,004	$ 514,032	$ 596,898	$ 612,092	$ 633,056	$ 647,100	$ 648,596	$ 677,041	$ 732,246	$ 816,947
										0			
Shares Outstanding	25,574,251	28,559,707	28,692,616	35,921,761	37,669,948	40,664,258	40,749,340	40,772,896	40,799,025	40,912,697	41,047,543	43,153,509	49,140,594
Tangible Common Equity per Share (non-GAAP)	**$ 9.21**	**$ 9.64**	**$ 10.95**	**$ 12.17**	**$ 13.65**	**$ 14.68**	**$ 15.02**	**$ 15.53**	**$ 15.86**	**$ 15.85**	**$ 16.49**	**$ 16.97**	**$ 16.62**

29

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

First Merchants Corporation
FIRSTMERCHANTS.COM

Appendix – Non-GAAP Reconciliation

EFFICIENCY RATIO (dollars in thousands):

	2015	2016	1Q17	2Q17	3Q17
Non Interest Expense (GAAP)	$ 174,806	$ 177,359	$ 43,099	$ 47,316	$ 58,708
Less: Intangible Asset Amortization	(2,835)	(3,910)	(903)	(991)	(1,698)
Less: OREO and Foreclosure Expenses	(3,956)	(2,877)	(531)	(731)	(330)
Adjusted Non Interest Expense (non-GAAP)	168,015	170,572	41,665	45,594	56,680
Net Interest Income (GAAP)	196,404	226,473	60,999	63,100	74,420
Plus: Fully Taxable Equivalent Adjustment	10,975	13,541	3,950	4,083	4,472
Net Interest Income on a Fully Taxable Equivalent Basis (non-GAAP)	207,379	240,014	64,949	67,183	78,892
Non Interest Income (GAAP)	69,868	65,203	14,846	18,434	18,668
Less: Investment Securities Gains (Losses)	(2,670)	(3,389)	(598)	(567)	(332)
Adjusted Non Interest Income (non-GAAP)	67,198	61,814	14,248	17,867	18,336
Adjusted Revenue (non-GAAP)	274,577	301,828	79,197	85,050	97,228
Efficiency Ratio (non-GAAP)	**61.19%**	**56.51%**	**52.61%**	**53.61%**	**58.30%**

FORWARD DIVIDEND YIELD

	3Q17
Most recent quarter's dividend per share	$ 0.18
Most recent quarter's dividend per share - Annualized	$ 0.72
Stock Price at 9/30/17	$ 42.93
Forward Dividend Yield	**1.68%**

DIVIDEND PAYOUT RATIO

	2017 YTD
Dividends per share	$ 0.51
Earnings Per Share	$ 1.63
Dividend Payout Ratio - YTD	**31.3%**

30

FIRST MERCHANTS CORPORATION | 200 E. Jackson St., P.O. Box 792, Muncie, IN 47305-2814 | 1.765.747.1500

31 Appendix – Non-GAAP Reconciliation CONSTRUCTION AND INVESTMENT REAL ESTATE CONCENTRATIONS (dollars in thousands): 2015 2016 1Q17 2Q17 3Q17 Total Risk-Based Capital (Subsidiary Bank Only) Total Stockholders' Equity (GAAP) 927,774$ 973,641$ 993,130$ 1,099,762$ 1,384,867$ Adjust for Accumulated Other Comprehensive (Income) Loss 1 (579) 9,701 8,226 3,830 3,170 Less: Preferred Stock (125) (125) (125) (125) (125) Less: Tier 1 Capital Deductions (1,903) - - - - Less: Disallowed Goodwill and Intangible Assets (246,558) (248,656) (250,047) (299,859) (461,632) Less: Disallowed Deferred Tax Assets (1,269) - - - - Total Tier 1 Capital (Regulatory) 677,340 734,561 751,184 803,608 926,280 Allowance for Loan Losses includible in Tier 2 Capital 62,453 66,037 68,225 70,471 73,354 Total Risk-Based Capital (Regulatory) 739,793$ 800,598$ 819,409$ 874,079$ 999,634$ Construction, Land and Land Development Loans 366,704$ 418,703$ 336,931$ 442,389$ 498,862$ Concentration as a % of the Bank's Risk-Based Capital 50% 52% 41% 51% 50% Construction, Land and Land Development Loans 366,704$ 418,703$ 336,931$ 442,389$ 498,862$ Investment Real Estate Loans 1,090,573 1,272,415 1,423,792 1,443,576 1,647,797 Total Construction and Investment RE Loans 1,457,277$ 1,691,118$ 1,760,723$ 1,885,965$ 2,146,659$ Concentration as a % of the Bank's Risk-Based Capital 197% 211% 215% 216% 215% 1 Includes net unrealized gains or losses on securities available for sale, net gains or losses on cash flow hedges, and amounts resulting from the application of the applicable accounting guidance for defined benefit and other postretirement plans. ALLOWANCE AS A PERCENTAGE OF NON-PURCHASED LOANS (dollars in thousands): 4Q16 1Q17 2Q17 3Q17 Loa Held for Sale (GAAP) 2,929$ 1,262$ 4,036$ 4,514$ Loans (GAAP) 5,139,645 5,274,909 5,6 3,144 6,483,448 Total Loans 5,142,574 5,276,171 5,617,180 6,487,962 Less: Purchased Loans (665,417) (608,724) (762,893) (1,395,368) Non-Purchased Loans (non-GAAP) 4,477,157$ 4,66 ,447$ 4,854,287$ 5,092,594$ Allowance for Loan Losses (GAAP) 66,037$ 68,225$ 70,471$ 73,354$ Fair Value Adjustment (FVA) (GAAP) 34,936 30,623 29,664 50,434 Allowance plus FVA (non-GAAP) 100,973$ 98,848$ 100,135$ 123,788$ Purchased Loans 665,417$ 608,724$ 762,893$ 1,395,368$ Fair Value Adjustment (FVA) (GAAP) 34,936 30,623 29,664 50,434 Purchased Loans plus FVA (non-GAAP) 700,353$ 639,347$ 792,557$ 1,445,802$ Allowance as a Percentage of Non-Purchased Loans (non-GAAP) 1.47% 1.46% 1.45% 1.44% FVA as a Percentage of Purchased Loans plus FVA (non-GAAP) 4.99% 4.79% 3.74% 3.49%